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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) MARCH 21, 2003

                       APPLIED DIGITAL SOLUTIONS, INC.
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           (Exact name of registrant as specified in its charter)


         Missouri                   000-26020                 43-1641533
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)

     400 Royal Palm Way, Suite 410, Palm Beach, Florida       33480
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(Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code:   561-805-8000



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ITEM 5.           OTHER EVENTS

The Company Agrees To The Terms Of A Forbearance Agreement With IBM Credit LLC.

     On March 27, 2003, Applied Digital Solutions, Inc., ("the Company"), issued a press release announcing that the Company has agreed to the terms of a Forbearance Agreement with IBM Credit LLC. In addition, the Company announced that Richard J. Sullivan has retired and that Scott R. Silverman has assumed the titles of Chairman and Chief Executive Officer.

     A copy of the press release is included herewith as Exhibit 10.1, a copy of the summary of terms and conditions of the Forbearance Agreement is included herewith as Exhibit 10.2, and a copy of Richard J. Sullivan's severance agreement is included herewith as Exhibit 10.3.





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         10.1  Press release dated March 27, 2003.

         10.2 Summary of Terms and Conditions setting forth the terms and conditions of the Forbearance Agreement among IBM Credit LLC, Applied Digital Solutions, Inc., Digital Angel Share Trust, and their applicable subsidiaries (if any) dated March 24, 2003.

         10.3  Letter Agreement between Applied Digital Solutions, Inc. and
               R. J. Sullivan.






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                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                APPLIED DIGITAL SOLUTIONS, INC.
                                (Registrant)

Date:  March 27, 2003           By: /s/ Evan C. McKeown
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                                   Evan C. McKeown
                                   Vice President and Chief Financial Officer







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